UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2008

AirTran Holdings, Inc.

(Exact name of registrant as specified in its charter)

State of Incorporation: Nevada

Commission file number: 1-15991	I.R.S. Employer Identification No: 58-2189551

9955 AirTran Boulevard, Orlando, Florida 32827

(Address of principal executive offices) (Zip Code)

(407) 318-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 2.02. Results of Operations and Financial Condition

On April 22, 2008, AirTran Holdings, Inc., the parent company of AirTran Airways, Inc., issued a press release announcing its financial results for the first quarter of 2008. The press release is furnished herewith as Exhibit 99.1.

Additionally, the Company is providing the following March 31, 2008 data:

•	Total cash and cash equivalents, restricted cash and investments was $386.3 million of which $28.3 million was restricted and $8.2 million was classified as long-term investments on the balance sheet.

•	Total long-term debt and capital leases, including current maturities were approximately $1.14 billion of which $1.01 billion was aircraft related secured indebtedness.

•	Shareholder’s equity was $414.5 million.

•	Total assets were $2.2 billion.

The information furnished in Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Information.

Computations of certain ratios of earnings to fixed charges are set forth in Exhibit 12.1.

On April 22, 2008, the Company announced its intention to offer $65 million of convertible senior notes and to offer 14,250,000 shares of common stock. The press release is furnished herewith as Exhibit 99.2.

The Press Release as furnished as Exhibit 99.2 is being furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

12.1	Statement regarding computation of ratios of earnings to fixed charges

99.1	Press Release announcing the financial results for the quarter of 2008

99.2	Press Release announcing intention to offer $65 million of convertible senior notes and to offer 14, 250,000 shares of common stock

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

AirTran Holdings, Inc.

Date: April 22, 2008	By:	/s/ Richard P. Magurno
Richard P. Magurno
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-12.1	Statement regarding computation of ratios of earnings to fixed charges

EX-99.1	Press Release announcing financial results for the first quarter of 2008

EX-99.2	Press Release announcing intention to offer $65 million of convertible senior notes and to offer 14, 250,000 shares of common stock